UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2004

NORTH PITTSBURGH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-13716	25-1485389
(State or other jurisdiction of incorporation)	Commission File Number	IRS Employer Identification Number

4008 Gibsonia Road Gibsonia, PA 15044-9311	15044-9311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 443-9600

N/A

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.

On April 27, 2004, North Pittsburgh Systems, Inc. (the Company) issued a press release announcing earnings for the first quarter of 2004, the text of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

In addition to historic information, this report, including the exhibit, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the Company’s periodic reports filed with the Securities and Exchange Commission, the most recent of which is the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by North Pittsburgh Systems, Inc., dated April 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North Pittsburgh Systems, Inc.
(Registrant)

Date: April 27, 2004	/s/ H. R. Brown
H. R. Brown, President and Chief Executive Officer